                                                                     EXHIBIT 3.2

                       CONSOLIDATED FINANCIAL STATEMENTS
                       AS AT SEPTEMBER 30, 2005 AND 2004
                       (RESTATED)




                                                      [INDUSTRIAL ALLIANCE LOGO]

TABLE OF CONTENTS

CONSOLIDATED INCOME STATEMENTS                                   2

CONSOLIDATED BALANCE SHEETS                                      3

CONSOLIDATED PARTICIPATING POLICYHOLDERS' ACCOUNT                4

CONSOLIDATED CONTRIBUTED SURPLUS                                 4

CONSOLIDATED RETAINED EARNINGS                                   4

CONSOLIDATED CASH FLOWS STATEMENTS                               5

CONSOLIDATED FINANCIAL STATEMENTS OF SEGREGATED FUNDS            6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                       7

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
CONSOLIDATED INCOME STATEMENTS
(in millions of dollars, unless otherwise indicated)

                                                                                 Quarters ended               Nine months ended
                                                                                  September 30                  September 30
                                                                              -------------------           ---------------------
                                                                               2005          2004           2005            2004
                                                                               ----          ----           ----            ----
                                                                                $             $               $               $
                                                                                                   (unaudited)
                                                                            (restated)    (restated)     (restated)     (restated)
                                                                             (note 12)     (note 3)       (note 12)      (note 3)

REVENUES

Premiums (note 10)                                                              788.6         659.1        2,391.4        2,118.1
Net investment income                                                           125.7         140.1          491.5          489.2
Fees and other revenues                                                          53.8          36.2          154.6          105.8
                                                                              -------         -----        -------        -------
                                                                                968.1         835.4        3,037.5        2,713.1

POLICY BENEFITS AND EXPENSES

Change in provisions for future policy benefits                                 178.2          97.9          400.9          334.2
Payments to policyholders and beneficiaries                                     359.7         315.0        1,060.0          964.7
Net transfer to segregated funds                                                231.1         183.4          854.6          700.7
Dividends, experience rating refunds and interest on amounts on deposit           6.0           8.3           22.5           32.2
Commissions                                                                     114.7          90.5          317.8          266.8
Premium and other taxes                                                          13.5          11.3           38.5           34.6
General expenses                                                                 65.2          62.1          206.9          191.1
Net financing expenses                                                            4.2           4.2           12.7           12.3
Minority interest                                                                  --          (0.1)            --           (0.2)
                                                                              -------         -----        -------        -------
                                                                                972.6         772.6        2,913.9        2,536.4

INCOME (LOSS) BEFORE INCOME TAXES                                                (4.5)         62.8          123.6          176.7

Income taxes                                                                      3.4         (19.1)         (36.4)         (54.6)
                                                                              -------         -----        -------        -------
NET INCOME (LOSS)                                                                (1.1)         43.7           87.2          122.1
                                                                              =======         =====        =======        =======

NET INCOME (LOSS) ATTRIBUTABLE TO PARTICIPATING POLICYHOLDERS                     0.3           0.4            1.7            1.3
NET INCOME (LOSS) ATTRIBUTABLE TO SHAREHOLDERS                                   (1.4)         43.3           85.5          120.8

EARNINGS (LOSS) PER SHARE (note 7)
         basic (in dollars)                                                     (0.02)         0.55           1.07           1.53
         diluted (in dollars)                                                   (0.02)         0.54           1.07           1.52

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
CONSOLIDATED BALANCE SHEETS
(in millions of dollars)


                                                                                     AS AT            As at           As at
                                                                                  SEPTEMBER 30     December 31     September 30
                                                                                  ------------     -----------     ------------
                                                                                      2005             2004           2004
                                                                                      ----             ----           ----
                                                                                        $                $             $
                                                                                   (unaudited)                     (unaudited)
                                                                                    (restated)                      (restated)
                                                                                     (note 12)                       (note 3)

ASSETS

INVESTED ASSETS
Bonds                                                                                 6,659.9          6,074.5         5,953.3
Mortgages                                                                             2,457.5          2,491.8         2,501.4
Stocks                                                                                1,101.9          1,081.1         1,017.0
Real estate                                                                             447.1            444.5           444.6
Policy loans                                                                            180.5            162.7           168.4
Short-term investments                                                                   13.9             83.0            34.8
Cash and cash equivalents                                                               230.6            252.9           266.9
Other invested assets                                                                    41.8             18.8            18.4
                                                                                     --------         --------        --------
                                                                                     11,133.2         10,609.3        10,404.8

GOODWILL                                                                                126.5            125.7            61.4
OTHER ASSETS                                                                            363.1            315.5           395.7
                                                                                     --------         --------        --------
                                                                                        489.6            441.2           457.1

TOTAL GENERAL FUND ASSETS                                                            11,622.8         11,050.5        10,861.9
                                                                                     ========         ========        ========
SEGREGATED FUNDS NET ASSETS                                                           7,027.0          5,913.6         5,549.2
                                                                                     ========         ========        ========

LIABILITIES

POLICY LIABILITIES
Provisions for future policy benefits                                                 8,558.6          8,157.7         8,002.5
Provisions for dividends to policyholders and experience rating refunds                  46.2             50.2            58.2
Benefits payable and provision for unreported claims                                    145.9            121.7           132.4
Policyholders' amounts on deposit                                                       164.2            164.1           156.0
                                                                                     --------         --------        --------
                                                                                      8,914.9          8,493.7         8,349.1

OTHER LIABILITIES                                                                       685.9            645.3           633.8
DEFERRED NET REALIZED GAINS                                                             415.3            380.7           374.7
SUBORDINATED DEBENTURES                                                                 310.1            150.0           150.0
OTHER DEBTS                                                                                --            150.0           150.0
PARTICIPATING POLICYHOLDERS' ACCOUNT                                                     19.0             17.3            14.5

EQUITY

Share capital (note 6)                                                                  462.1            458.1           457.4
Contributed surplus                                                                      11.5              9.5             8.8
Retained earnings                                                                       809.8            751.7           726.1
Currency translation account                                                            (5.8)            (5.8)           (2.5)
                                                                                     --------         --------        --------
                                                                                      1,277.6          1,213.5         1,189.8

TOTAL GENERAL FUND LIABILITIES AND EQUITY                                            11,622.8         11,050.5        10,861.9
                                                                                     ========         ========        ========
SEGREGATED FUNDS LIABILITIES                                                          7,027.0          5,913.6         5,549.2
                                                                                     ========         ========        ========

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
CONSOLIDATED PARTICIPATING POLICYHOLDERS' ACCOUNT
(in millions of dollars)


                                                                                                         Nine months ended
                                                                                                            September 30
                                                                                                       ---------------------
                                                                                                        2005         2004
                                                                                                        ----         ----
                                                                                                          $            $
                                                                                                           (unaudited)
                                                                                                                   (restated)
                                                                                                                    (note 3)

Participating policyholders' account at beginning of period                                              17.3         64.8
Restatement of the transfer amount of the participating policyholders' account                             --        (51.6)
                                                                                                        -----        -----
Participating policyholders' account restated at beginning of period                                     17.3         13.2

Income for the period                                                                                     4.8          4.9
Dividends                                                                                                (2.9)        (3.4)
Transfer to the shareholders' account                                                                    (0.2)        (0.2)
                                                                                                        -----        -----
Net income attributable to participating policyholders                                                    1.7          1.3
                                                                                                        -----        -----

PARTICIPATING POLICYHOLDERS' ACCOUNT AT END OF PERIOD                                                    19.0         14.5
                                                                                                        =====        =====


CONSOLIDATED CONTRIBUTED SURPLUS
(in millions of dollars)

                                                                                                         Nine months ended
                                                                                                            September 30
                                                                                                       --------------------
                                                                                                        2005          2004
                                                                                                        ----          ----
                                                                                                          $            $
                                                                                                            (unaudited)

Contributed surplus at beginning of period                                                                9.5          6.5
Current year contribution for the stock option plan                                                       2.5          2.5
Stock options exercised                                                                                  (0.5)        (0.2)
                                                                                                         ----         ----
CONTRIBUTED SURPLUS AT END OF PERIOD                                                                     11.5          8.8
                                                                                                         ====         ====


CONSOLIDATED RETAINED EARNINGS
(in millions of dollars)

                                                                                                         Nine months ended
                                                                                                            September 30
                                                                                                       --------------------
                                                                                                        2005          2004
                                                                                                        ----          ----
                                                                                                          $             $
                                                                                                            (unaudited)
                                                                                                     (restated)    (restated)
                                                                                                      (note 12)     (note 3)

Retained earnings at beginning of period                                                                751.7        575.9
Restatement of the transfer amount of the participating policyholders' account                             --         51.6
                                                                                                        -----        -----
Retained earnings at beginning of period                                                                751.7        627.5

Impact of the non-consolidation of the Industrial Alliance Trust Securities (note 2)                      1.3           --
Cancellation of common shares issued at demutualization (note 6)                                           --          1.7
Net income attributable to shareholders                                                                  85.5        120.8
Dividends                                                                                               (28.7)       (23.9)
                                                                                                        -----        -----
RETAINED EARNINGS AT END OF PERIOD                                                                      809.8        726.1
                                                                                                        =====        =====

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
CONSOLIDATED CASH FLOWS STATEMENTS
(in millions of dollars)

                                                                       Quarters ended               Nine months ended
                                                                        September 30                  September 30
                                                                    --------------------          ---------------------
                                                                    2005            2004          2005             2004
                                                                    ----            ----          ----             ----
                                                                      $               $             $                $
                                                                                       (unaudited)
                                                                 (restated)                    (restated)
                                                                  (note 12)                     (note 12)

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                     (1.1)          43.7           87.2          122.1
Items not affecting cash and cash equivalents:
   Change in provision for future policy benefits                    178.2           97.9          400.9          334.2
   Share of results of significantly influenced entity                (0.8)          (0.1)          (1.3)          (0.7)
   Amortization of realized and unrealized (gains) losses             13.1           28.0          (37.6)         (24.2)
   Amortization of premiums and discounts                            (44.2)         (46.1)        (128.4)        (111.2)
   Future income taxes                                               (14.5)           8.3           20.9           29.0
   Stock option plan                                                   0.9            1.0            2.5            2.5
   Other                                                              10.9            4.5           23.4           10.8
                                                                    ------         ------       --------       --------
                                                                     142.5          137.2          367.6          362.5
Other changes in other assets and liabilities                         73.1            5.6          (0.9)           38.9
                                                                    ------         ------       --------       --------
Cash flows from operating activities                                 215.6          142.8          366.7          401.4
                                                                    ------         ------       --------       --------

CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
   Bonds                                                             297.7          313.5          995.7        1,130.9
   Mortgages                                                         129.3          156.3          413.5          565.5
   Stocks                                                            140.4           51.1          339.7          222.2
   Real estate                                                          --            0.8            1.3           15.9
   Policy loans                                                       16.7           17.0           54.3           52.1
   Other invested assets                                              14.8           22.7          162.0           94.4
                                                                    ------         ------       --------       --------
                                                                     598.9          561.4        1,966.5        2,081.0
Purchases of:
   Bonds                                                            (554.4)        (347.1)      (1,397.8)      (1,398.3)
   Mortgages                                                        (111.3)        (161.4)        (379.0)        (570.9)
   Stocks                                                           (136.4)         (98.3)        (362.2)        (292.4)
   Real estate                                                        (0.3)          (0.2)          (1.8)         (31.5)
   Policy loans                                                      (13.1)          (9.0)         (69.4)         (63.7)
   Other invested assets                                             (24.0)         (39.9)        (108.3)        (126.6)
   Acquisition of cash and short term investments                       --             --             --           (4.1)
                                                                    ------         ------       --------       --------
                                                                    (839.5)        (655.9)      (2,318.5)      (2,487.5)
Cash flows from investing activities                                (240.6)         (94.5)        (352.0)        (406.5)
                                                                    ------         ------       --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issue of common shares                                                 0.3            0.5            3.6            2.2
Redemption of debentures                                                --             --             --         (135.0)
Issue of debenture                                                      --             --             --          150.0
Dividends paid on preferred shares                                      --             --             --           (0.1)
Dividends paid on common shares                                      (10.0)          (8.8)         (28.7)         (23.8)
Decrease in mortgage debt                                            (11.3)          (0.3)         (11.9)          (1.4)
                                                                    ------         ------       --------       --------
Cash flows from financing activities                                 (21.0)          (8.6)         (37.0)          (8.1)
                                                                    ------         ------       --------       --------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (46.0)          39.7          (22.3)         (13.2)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                     276.6          227.2          252.9          280.1
                                                                    ------         ------       --------       --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                           230.6          266.9          230.6          266.9
                                                                    ======         ======       ========       ========

SUPPLEMENTARY INFORMATION:
Interest paid                                                          3.3            5.7           15.5           17.9
                                                                    ======         ======       ========       ========
Income taxes paid, net of refunds                                     11.8            5.6           33.5           28.8
                                                                    ======         ======       ========       ========

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
CONSOLIDATED FINANCIAL STATEMENTS OF SEGREGATED FUNDS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(in millions of dollars)

                                                                   NINE MONTHS      Twelve months      Nine months
                                                                      ENDED             ended             ended
                                                                   SEPTEMBER 30      December 31       September 30
                                                                      2005              2004              2004
                                                                   ------------     -------------      ------------
                                                                        $                 $                 $
                                                                   (unaudited)                         (unaudited)

Net assets at beginning of period                                    5,913.6           5,042.2             5,042.2
Additions:
Amounts received from policyholders                                    934.0             976.9               808.8
Investment income                                                      111.6             148.8                82.6
Net realized gains                                                     165.6              72.8                61.9
Net increase in market value                                           438.9             334.4                91.3
                                                                     -------           -------             -------
                                                                     7,563.7           6,575.1             6,086.8
                                                                     -------           -------             -------
Deductions:
Amounts withdrawn by policyholders                                     437.2             550.5               455.3
Operating expenses                                                      99.5             111.0                82.3
                                                                     -------           -------             -------
                                                                       536.7             661.5               537.6
                                                                     -------           -------             -------
NET ASSETS AT END OF PERIOD                                          7,027.0           5,913.6             5,549.2
                                                                     =======           =======             =======

CONSOLIDATED STATEMENTS OF NET ASSETS
(in millions of dollars)

                                                                       AS AT           As at              As at
                                                                   SEPTEMBER 30     December 31        September 30
                                                                       2005            2004               2004
                                                                   ------------     ------------       ------------
                                                                         $              $                   $
                                                                   (unaudited)                         (unaudited)

ASSETS
Bonds                                                                2,022.1           1,677.8             1,549.0
Mortgages and mortgage-backed securities                                24.4              36.8                42.3
Stocks                                                               2,065.3           1,674.5             1,610.8
Fund units                                                           2,420.9           2,144.2             1,977.3
Cash and short-term investments                                        487.6             373.7               350.3
Other assets                                                            53.0              27.8                39.9
                                                                     -------           -------             -------
                                                                     7,073.3           5,934.8             5,569.6

LIABILITIES
Accounts payable and accrued expenses                                   46.3              21.2                20.4
                                                                     -------           -------             -------
NET ASSETS                                                           7,027.0           5,913.6             5,549.2
                                                                     =======           =======             =======

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

1- ACCOUNTING POLICIES

These interim Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements for the year ended December 31, 2004, as set out in the 2004 Annual Report. The significant accounting policies followed in the preparation of these interim Consolidated Financial Statements are consistent with those found in the 2004 Annual Report, except as described in note 2 below.

2- CHANGE IN ACCOUNTING POLICIES

CONSOLIDATION OF VARIABLE INTEREST ENTITIES
On January 1, 2005, the Company adopted CICA Accounting Guideline (AcG) 15, on Consolidation of Variable Interest Entities (VIE). VIEs are entities in which equity investors do not have a controlling financial interest or the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support provided by other parties. AcG-15 requires the consolidation of a VIE by its primary beneficiary, i.e., the party that receives the majority of the expected residual returns and/or absorbs the majority of the expected losses.

The Company has determined that no VIE is required to be consolidated under the new guideline. In July 2003, Industrial Alliance Capital Trust (the Trust), a wholly owned open-end trust, issued Industrial Alliance Trust Securities (IATS), the proceeds of which were used to purchase debentures from the Company. The Trust is a VIE as defined by AcG-15 and because the Company is deemed not to be the primary beneficiary, the IATS issued by the Trust are no longer consolidated beginning as at January 1, 2005, and the debentures issued by the Company will be reported as debentures issued by the Trust. The IATS, totalling $150.0, continue to form part of the Company's Tier 1 regulatory capital.

INVESTMENT COMPANIES

On January 1, 2005, the Company adopted CICA Accounting Guideline 18, on Investment Companies. Under this guideline, investment companies are required to account for all their investments at fair value, including investments that would be consolidated or accounted for using the equity method. The Guideline sets out the criteria for determining whether a company is an investment company and also provides guidance on the circumstances in which the parent company of, or equity method investor in, an investment company should account for the investment company's investments at fair value. The Company has adjusted the accounting of the investment held by one subsidiary to consolidate it at the fair value and the impact is not material.

3- RESTATEMENT OF THE TRANSFER AMOUNT OF THE PARTICIPATING POLICYHOLDERS'
   ACCOUNT

The Company realized that the amount that could be transferred from the participating policyholders' account to the retained earnings, pursuant to the INSURANCE COMPANIES ACT, had been understated each year since 1981, following the incorrect application of the calculation method.

Following this finding, the financial statements have been restated. The impact of this restatement on the consolidated income statement translates into a $1.5 increase in the net income attributable to shareholders and an equivalent decrease in the net income attributable to policyholders for the nine months ended September 30, 2004. The impact on the consolidated balance sheet is an increase in the retained earnings and an equivalent decrease in the participating policyholders' account of $51.6 as at beginning of 2004.

This restatement increased the basic and diluted earnings per share for the nine months ended September 30, 2004 by $0.02, considering the stock split that took place on May 18, 2005 (note 6).

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

4- ACQUISITION OF BUSINESS

On April 22, 2005, Industrial Alliance Securities Inc, a securities brokerage subsidiary of the Company, completed the acquisition of certain assets of KingsGate Securities Limited for $1.8.

In relation to the acquisition of Industrial Alliance Fund Management Inc. (formerly BLC-Edmond de Rothschild Asset Management Inc. (BLCER)), which closed on December 31, 2004, an amount of $1.3 under of the recovery clause was recovered on March 3, 2005, decreasing the purchase price by this amount.

5- RESTRUCTURING COSTS

In acquiring BLCER, which closed on December 31, 2004, the Company had developed a plan to restructure the operations. Costs of $3.4 are expected to be incurred as a result of consolidation activities involving operations and systems and compensation costs. This cost is accounted for as part of the purchase price.

                                                                    INCURRED ON ACQUISITION
                                  ----------------------------------------------------------------------------------
                                                        AMOUNTS INCURRED
                                                      FOR THE NINE MONTHS          CUMULATIVE          BALANCE AS AT
                                     EXPECTED                ENDED               AMOUNT INCURRED       SEPTEMBER 30,
                                   FUTURE COSTS        SEPTEMBER 30, 2005            TO DATE                2005
                                  -------------       -------------------        ---------------       -------------
                                        $                       $                       $                     $

Compensation cost                       1.3                    0.9                     0.9                   0.4
Cost of restructuring
  operations                            2.1                    1.6                     1.6                   0.5
                                        ---                    ---                     ---                   ---
Total                                   3.4                    2.5                     2.5                   0.9
                                        ===                    ===                     ===                   ===

On December 1, 2004, the Company announced the combination of the operations of its subsidiary The National Life Assurance Company of Canada with its own operations during the years 2005 and 2006. The impact of this combination on the consolidated financial statements is a $4.0 increase in the general expenses ($2.6 after tax) for the nine months ended September 30, 2005.

                                                                      EXPENSES AS INCURRED
                                      -----------------------------------------------------------------------------------
                                                                   AMOUNTS INCURRED
                                                                     FOR THE NINE        CUMULATIVE
                                      EXPECTED       AMOUNTS         MONTHS ENDED          AMOUNT          BALANCE AS AT
                                       FUTURE       INCURRED         SEPTEMBER 30,        INCURRED          SEPTEMBER 30,
                                       COSTS         IN 2004             2005             TO DATE              2005
                                      --------      --------       ----------------      ----------        --------------
                                          $              $                 $                  $                   $

Compensation cost                        4.0            1.6               1.2                2.8                 1.2
Additional income taxes related
  to the consolidating operations        4.4            4.4                --                4.4                  --
Additional provision for future
  policy benefits related to the
  consolidating operations               0.8            0.6                --                0.6                 0.2
Accelerated depreciation of
  software and equipment                 3.0             --               1.2                1.2                 1.8
Systems conversion and other             4.0             --               1.6                1.6                 2.4
                                         ---            ---               ---                ---                 ---
Total                                   16.2            6.6               4.0               10.6                 5.6
                                        ====            ===               ===               ====                 ===

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)


6- SHARE CAPITAL

                                                               2005                                   2004
                                                   ----------------------------         -----------------------------
                                                     NUMBER OF                            Number of
                                                       SHARES            AMOUNT             shares             Amount
                                                   --------------       -------         --------------        -------
                                                   (IN THOUSANDS)           $           (in thousands)            $

COMMON SHARES
Balance at beginning of period                        79,489.4           458.2              78,691.2           438.5
Shares issued on exercise of stock options               175.9             4.1                  88.4             1.7
Shares issued on acquisition of business                    --              --                  20.0             0.4
Cancellation of common shares issued at
   demutualization                                        (2.8)             --                (216.4)           (1.7)
Shares issued on conversion of
   preferred shares - Series 1                              --              --                 889.2            18.7
                                                      --------           -----              --------           -----
Balance at end of period                              79,662.5           462.3              79,472.4           457.6

SHARES HELD IN TREASURY                                  (21.6)          (0.2)                 (21.6)           (0.2)
                                                      --------           -----              --------           -----
                                                      79,640.9           462.1              79,450.8           457.4
                                                      ========                              ========

PREFERRED SHARES - SERIES 1
Balance at beginning of period                              --              --                 750.0            18.7
Shares converted into common shares                         --              --                (750.0)          (18.7)
                                                      --------           -----              --------           -----
Balance at end of period                                    --              --                    --              --
                                                      ========                              ========

PREFERRED SHARES - SERIES A
Balance at beginning of period                             4.0             0.1                   4.0             0.1
Shares issued                                               --              --                    --              --
                                                      --------           -----              --------           -----
Balance at end of period                                   4.0             0.1                   4.0             0.1

SHARES HELD IN TREASURY                                   (4.0)           (0.1)                 (4.0)           (0.1)
                                                      --------           -----              --------           -----
                                                            --              --                    --              --
                                                      ========                              ========
TOTAL SHARE CAPITAL                                                     462.1                                   457.4
                                                                        =====                                   =====


The number of outstanding stock options (in thousands) as at September 30, 2005 is 2,936.5 (1,317.8 in 2004, or 2,635.6 considering the stock split).

STOCK SPLIT

On May 4, 2005, the shareholders approved a two-for-one split of the Company's common stock. The split took effect on May 18, 2005.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

7- EARNINGS PER SHARE

                                                                    Quarters ended                 Nine months ended
                                                                     September 30                    September 30
                                                              --------------------------       ------------------------
                                                                 2005             2004            2005           2004
                                                                 ----             ----            ----           ----
                                                                   $                $               $              $
                                                                                      (unaudited)
                                                              (restated)       (restated)     (restated)      (restated)
                                                               (note 12)        (note 3)       (note 12)       (note 3)

Shareholders' net income (loss)                                     (1.4)           43.3            85.5           120.8
Less: dividends on preferred shares                                   --              --              --            (0.1)
                                                              ----------      ----------      ----------      ----------
Common shareholders' net income (loss)                              (1.4)            43.3           85.5           120.7
Effect of the conversion on the common
   shareholders' net income:
Reduction of financing expenses, net of income taxes and
   dividends on preferred shares                                      --              --              --             0.2
                                                              ----------      ----------      ----------      ----------
Common shareholders' net income (loss) on a diluted basis           (1.4)            43.3           85.5           120.9

Weighted daily average number of shares outstanding           79,631,988      79,442,072      79,558,225      79,159,526
Add: diluted effect of stock options granted and
   outstanding                                                   579,857         309,252         569,667         240,766
Add: diluted effect of convertible preferred shares in
   common shares                                                      --              --              --         252,664
Weighted average number of shares outstanding on a
   diluted basis                                              80,211,845      79,751,324      81,127,892      79,652,956

EARNINGS (LOSSES) PER SHARE (in dollars)
         basic                                                     (0.02)            0.55            1.07            1.53
         diluted                                                   (0.02)            0.54            1.07            1.52


Following the stock split (note 6), the earnings per share for the previous period have been recalculated considering this event.

8- EMPLOYEE FUTURE BENEFITS

                                                                                    Nine months ended
                                                                                      September 30
                                                                 --------------------------------------------------
                                                                  2005           2004            2005         2004
                                                                  ----           ----            ----         ----
                                                                    $              $               $            $
                                                                                 (unaudited)
                                                                     PENSION PLANS                 OTHER PLANS
                                                                     -------------                 -----------

BENEFIT PLAN EXPENSES
Current service cost                                                 8.7             8.3             0.4        0.4
Interest cost                                                       14.0            12.4             0.8        0.7
Return on plan assets                                              (14.6)          (13.3)             --         --
Actuarial loss (gain) on plan                                        0.7             1.8              --        0.6
Amortization of the transitional obligation                         (0.3)           (0.3)             --         --
Amortization of plan amendment                                       0.3             0.3              --         --
                                                                   -----           -----             ---        ---

DEFINED BENEFIT PLAN COSTS RECOGNIZED                                8.8             9.2             1.2        1.7
                                                                   =====           =====             ===        ===
DEFINED CONTRIBUTION PLAN COSTS RECOGNIZED                           0.4             0.3              --         --
                                                                   =====           =====             ===        ===

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

9- SEGMENTED INFORMATION

The Company operates principally in one dominant industry segment, the life and health insurance industry, and offers individual and group life and health insurance products, savings and retirement plans, and segregated funds. The company also operates mutual fund, securities brokerage and trust businesses. These businesses are principally related to the Individual Wealth Management segment and are now included in that segment (formerly Individual Annuities). This new presentation has not been applied to the comparative figures of the segmented income statement for periods prior to January 1, 2005 because the data are not material. The Company operates mainly in Canada.

SEGMENTED INCOME STATEMENTS

                                                         QUARTER ENDED SEPTEMBER 30, 2005 (unaudited)(restated)(note 12)
                                                      --------------------------------------------------------------------
                                                          INDIVIDUAL                 GROUP
                                                      ---------------------   -------------------
                                                      LIFE AND     WEALTH      LIFE AND                OTHER
                                                       HEALTH    MANAGEMENT     HEALTH   PENSIONS   ACTIVITIES*      TOTAL
                                                       ------    ----------     ------   --------   -----------      -----
                                                         $            $           $          $           $             $

REVENUES
Premiums                                                183.8      229.4        183.4      167.4        24.6        788.6
Net investment income                                   106.2      (43.9)        16.8       46.2         0.4        125.7
Fees and other revenues                                   1.7       44.9          2.5        4.0         0.7         53.8
                                                        -----      -----        -----      -----        ----      -------
                                                        291.7      230.4        202.7      217.6        25.7        968.1
                                                        -----      -----        -----      -----        ----      -------
OPERATING EXPENSES
Cost of commitments to policyholders                    171.9       63.6        131.4      159.3        17.7        543.9
Net transfer to segregated funds                           --      183.6           --       47.5          --        231.1
Commissions, general and other expenses                  90.3       39.1         57.3        4.9         6.0        197.6
                                                        -----      -----        -----      -----        ----      -------
                                                        262.2      286.3        188.7      211.7        23.7        972.6
                                                        -----      -----        -----      -----        ----      -------
Income (loss) before income taxes                        29.5      (55.9)        14.0        5.9         2.0         (4.5)
Income taxes                                            (10.0)      19.7         (4.1)      (1.5)       (0.7)         3.4
                                                        -----      -----        -----      -----        ----      -------
Net income (loss) before allocation of
   other activities                                      19.5      (36.2)         9.9        4.4         1.3         (1.1)
Allocation of other activities                            0.7        0.2          0.2        0.2        (1.3)          --
                                                        -----      -----        -----      -----        ----      -------
NET INCOME (LOSS) FOR THE PERIOD                         20.2      (36.0)        10.1        4.6          --         (1.1)
                                                        =====      =====        =====      =====        ====      =======
Attributable to shareholders                             20.1      (36.0)        10.1        4.4          --         (1.4)
Attributable to participating policyholders               0.1         --           --        0.2          --          0.3
                                                        =====      =====        =====      =====        ====      =======

                                                        Quarter ended September 30, 2004 (unaudited) (restated) (note 3)
                                                      --------------------------------------------------------------------
                                                             Individual                Group
                                                      ---------------------   -------------------
                                                      Life and     Wealth      Life and               Other
                                                       Health    Management     Health   Pensions   Activities*      Total
                                                       ------    ----------     ------   --------   -----------      -----
                                                         $            $           $          $           $             $
REVENUES
Premiums                                                182.4      184.2        162.7      107.8        22.0        659.1
Net investment income                                    47.8       32.4         15.9       43.6         0.4        140.1
Fees and other revenues                                   0.8       21.3          2.7        3.4         8.0         36.2
                                                        -----      -----        -----      -----        ----      -------
                                                        231.0      237.9        181.3      154.8        30.4        835.4
                                                        -----      -----        -----      -----        ----      -------
OPERATING EXPENSES
Cost of commitments to policyholders                    123.0       59.2        116.1      108.2        14.7        421.2
Net transfer to segregated funds                           --      146.1           --       37.3          --        183.4
Commissions, general and other expenses                  81.0       20.7         48.8        4.2        13.3        168.0
                                                        -----      -----        -----      -----        ----      -------
                                                        204.0      226.0        164.9      149.7        28.0        772.6
                                                        -----      -----        -----      -----        ----      -------
Income before income taxes                               27.0       11.9         16.4        5.1         2.4         62.8
Income taxes                                             (7.9)      (3.8)        (5.3)      (1.3)       (0.8)       (19.1)
                                                        -----      -----        -----      -----        ----      -------
Net income before allocation of other activities         19.1        8.1         11.1        3.8         1.6         43.7
Allocation of other activities                            0.9        0.4          0.1        0.2       (1.6)           --
                                                        -----      -----        -----      -----        ----      -------
NET INCOME FOR THE PERIOD                                20.0        8.5         11.2        4.0          --         43.7
                                                        =====      =====        =====      =====        ====      =======
Attributable to shareholders                             19.7        8.5         11.2        3.9          --         43.3
Attributable to participating policyholders               0.3         --           --        0.1          --          0.4
                                                        =====      =====        =====      =====        ====      =======

* Includes other segments and intercompany eliminations.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

9- SEGMENTED INFORMATION (continued)

SEGMENTED INCOME STATEMENTS

                                                      NINE MONTHS ENDED SEPTEMBER 30, 2005 (unaudited) (restated) (note 12)
                                                      --------------------------------------------------------------------
                                                          INDIVIDUAL                 GROUP
                                                      ---------------------   -------------------
                                                      LIFE AND     WEALTH      LIFE AND                OTHER
                                                       HEALTH    MANAGEMENT     HEALTH   PENSIONS   ACTIVITIES*      TOTAL
                                                       ------    ----------     ------   --------   -----------      -----
                                                         $            $           $          $           $             $

REVENUES
Premiums                                                565.1      796.4        523.8      435.7        70.4      2,391.4
Net investment income                                   286.9       18.3         49.4      135.6         1.3        491.5
Fees and other revenues                                   5.7      128.1          8.1       11.3         1.4        154.6
                                                        -----    -------        -----      -----        ----      -------
                                                        857.7      942.8        581.3      582.6        73.1      3,037.5
                                                        -----    -------        -----      -----        ----      -------
OPERATING EXPENSES
Cost of commitments to policyholders                    515.2      147.1        381.6      387.9        51.6      1,483.4
Net transfer to segregated funds                           --      694.3           --      160.3          --        854.6
Commissions, general and other expenses                 256.2      123.8        162.0       15.6        18.3        575.9
                                                        -----    -------        -----      -----        ----      -------
                                                        771.4      965.2        543.6      563.8        69.9      2,913.9
                                                        -----    -------        -----      -----        ----      -------
Income (loss) before income taxes                        86.3      (22.4)        37.7       18.8         3.2        123.6
Income taxes                                            (27.3)       9.0        (11.7)      (5.2)       (1.2)       (36.4)
                                                        -----      -----        -----      -----        ----      -------
Net income (loss) before allocation of
   other activities                                      59.0      (13.4)        26.0       13.6         2.0         87.2
Allocation of other activities                            1.4        0.4         (0.2)       0.4        (2.0)          --
                                                        -----      -----        -----      -----        ----      -------
NET INCOME (LOSS) FOR THE PERIOD                         60.4      (13.0)        25.8       14.0          --         87.2
                                                        =====      =====        =====      =====        ====      =======

Attributable to shareholders                             59.3      (13.0)        25.8       13.4          --         85.5
Attributable to participating policyholders               1.1         --           --        0.6          --          1.7
                                                        =====      =====        =====      =====        ====      =======

                                                      Nine months ended September 30, 2004 (unaudited) (restated) (note 3)
                                                      --------------------------------------------------------------------
                                                             Individual                Group
                                                      ---------------------   -------------------
                                                      Life and     Wealth      Life and               Other
                                                       Health    Management     Health   Pensions   Activities*      Total
                                                       ------    ----------     ------   --------   -----------      -----
                                                         $            $           $          $           $             $
REVENUES
Premiums                                                540.9      709.3        474.6      332.4        60.9      2,118.1
Net investment income                                   209.5      100.2         47.5      130.8         1.2        489.2
Fees and other revenues                                   2.1       63.2          7.8        9.6        23.1        105.8
                                                        -----      -----        -----      -----        ----      -------
                                                        752.5      872.7        529.9      472.8        85.2      2,713.1
                                                        -----      -----        -----      -----        ----      -------
OPERATING EXPENSES
Cost of commitments to policyholders                    433.2      184.4        346.9      324.1        42.5      1,331.1
Net transfer to segregated funds                           --      580.9           --      119.8          --        700.7
Commissions, general and other expenses                 236.5       70.8        145.3       13.4        38.6        504.6
                                                        -----      -----        -----      -----        ----      -------
                                                        669.7      836.1        492.2      457.3        81.1      2,536.4
                                                        -----      -----        -----      -----        ----      -------
Income before income taxes                               82.8       36.6         37.7       15.5         4.1        176.7

Income taxes                                           (25.3)     (11.5)       (12.4)      (4.1)       (1.3)       (54.6)
                                                        -----      -----        -----      -----        ----      -------
Net income before allocation of other activities         57.5       25.1         25.3       11.4         2.8        122.1
Allocation of other activities                            1.5        0.6          0.3        0.4       (2.8)           --
                                                        -----      -----        -----      -----        ----      -------
NET INCOME FOR THE PERIOD                                59.0       25.7         25.6       11.8          --        122.1
                                                        =====      =====        =====      =====        ====      =======
Attributable to shareholders                             58.1       25.7         25.6       11.4          --        120.8
Attributable to participating policyholders               0.9         --           --        0.4          --          1.3
                                                        =====      =====        =====      =====        ====      =======

* Includes other segments and intercompany eliminations.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

9- SEGMENTED INFORMATION (continued)

SEGMENTED GENERAL FUND ASSETS

For the business acquired in 2004, the asset allocation between segments has been done based on the information available to date. When the final analysis is completed, the purchase price could be allocated differently and consequently the allocation between segments may vary.

                                                        AS AT SEPTEMBER 30, 2005 (unaudited) (restated) (note 12)
                                                  --------------------------------------------------------------------
                                                      INDIVIDUAL                 GROUP
                                                  ---------------------   -------------------
                                                  LIFE AND     WEALTH      LIFE AND                 OTHER
                                                   HEALTH    MANAGEMENT     HEALTH     PENSIONS   ACTIVITIES*    TOTAL
                                                   ------    ----------     ------     --------   -----------    -----
                                                     $            $           $            $           $           $
ASSETS
Invested assets                                    5,306.1      1,959.1     1,160.2      2,527.5     180.3      11,133.2
Goodwill                                              30.5         76.1        19.9           --        --         126.5
Other assets                                         102.7         73.9        70.9         56.0      59.6         363.1
                                                   -------      -------     -------      -------     -----      --------
Total                                              5,439.3      2,109.1     1,251.0      2,583.5     239.9      11,622.8
                                                   =======      =======     =======      =======     =====      ========


                                                                        As at December 31, 2004
                                                  --------------------------------------------------------------------
                                                      Individual                 Group
                                                  ---------------------   -------------------
                                                  Life and     Wealth      Life and                 Other
                                                   Health    Management     Health     Pensions   Activities*    Total
                                                   ------    ----------     ------     --------   -----------    -----
                                                     $            $           $            $           $           $
ASSETS
Invested assets                                    4,788.6      2,151.3     1,046.1      2,462.2     161.1      10,609.3
Goodwill                                              30.5         75.3        19.9           --        --         125.7
Other assets                                         122.5         75.5        66.8         56.6     (5.9)         315.5
                                                   -------      -------     -------      -------     -----      --------
Total                                              4,941.6      2,302.1     1,132.8      2,518.8     155.2      11,050.5
                                                   =======      =======     =======      =======     =====      ========

                                                                As at September 30, 2004 (unaudited)
                                                  ---------------------------------------------------------------------
                                                      Individual                 Group
                                                  ---------------------   -------------------
                                                  Life and     Wealth      Life and                 Other
                                                   Health    Management     Health     Pensions   Activities*    Total
                                                   ------    ----------     ------     --------   -----------    -----
                                                     $            $           $            $           $           $
ASSETS
Invested assets                                    4,665.3      2,109.8     1,046.7      2,434.6     148.4      10,404.8
Goodwill                                              30.5         11.0        19.9           --        --          61.4
Other assets                                         125.5         88.4        68.6         59.3      53.9         395.7
                                                   -------      -------     -------      -------     -----      --------
Total                                              4,821.3      2,209.2     1,135.2      2,493.9     202.3      10,861.9
                                                   =======      =======     =======      =======     =====      ========


* Includes other segments and intercompany eliminations.

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)


10- PREMIUMS

                                                            QUARTER ENDED SEPTEMBER 30, 2005 (unaudited)
                                                  ---------------------------------------------------------------------
                                                      INDIVIDUAL                 GROUP
                                                  ---------------------   -------------------
                                                  LIFE AND     WEALTH      LIFE AND                 GENERAL
                                                   HEALTH    MANAGEMENT     HEALTH     PENSIONS    INSURANCE      TOTAL
                                                   ------    ----------     ------     --------    ---------      -----
                                                     $            $           $            $           $           $
Invested in general fund                            183.8        49.5       183.4         75.8       24.6          517.1
Invested in segregated funds                           --       179.9          --         91.6         --          271.5
                                                    -----        ----       -----         ----       ----          -----
Total                                               183.8       229.4       183.4        167.4       24.6          788.6
                                                    =====       =====       =====        =====       ====          =====

                                                          Quarter ended September 30, 2004 (unaudited)
                                                  ---------------------------------------------------------------------
                                                      Individual                 Group
                                                  ---------------------   -------------------
                                                  Life and     Wealth      Life and                 General
                                                   Health    Management     Health     Pensions    Insurance      Total
                                                   ------    ----------     ------     --------    ---------      -----
                                                     $            $           $            $           $            $
Invested in general fund                            182.4         54.4      162.7         33.6       22.0          455.1
Invested in segregated funds                           --        129.8         --         74.2         --          204.0
                                                    -----        -----      -----        -----       ----          -----
Total                                               182.4        184.2      162.7        107.8       22.0          659.1
                                                    =====        =====      =====        =====       ====          =====

                                                        NINE MONTHS ENDED SEPTEMBER 30, 2005 (unaudited)
                                                  ---------------------------------------------------------------------
                                                      INDIVIDUAL                 GROUP
                                                  ---------------------   -------------------
                                                  LIFE AND     WEALTH      LIFE AND                 GENERAL
                                                   HEALTH    MANAGEMENT     HEALTH     PENSIONS    INSURANCE      TOTAL
                                                   ------    ----------     ------     --------    ---------      -----
                                                     $            $           $            $           $            $
Invested in general fund                            565.1        178.2      523.8        154.3       70.4        1,491.8
Invested in segregated funds                           --        618.2         --        281.4         --          899.6
                                                    -----        -----      -----        -----       ----        -------
Total                                               565.1        796.4      523.8        435.7       70.4        2,391.4
                                                    =====        =====      =====        =====       ====        =======

                                                           Nine months ended September 30, 2004 (unaudited)
                                                  ---------------------------------------------------------------------
                                                      Individual                 Group
                                                  ---------------------   -------------------
                                                  Life and     Wealth      Life and                 General
                                                   Health    Management     Health     Pensions    Insurance      Total
                                                   ------    ----------     ------     --------    ---------      -----
                                                     $            $           $            $           $            $
Invested in general fund                            540.9        184.4      474.6         115.5      60.9        1,376.3
Invested in segregated funds                           --        524.9         --         216.9        --          741.8
                                                    -----        -----      -----        -----       ----        -------
Total                                               540.9        709.3      474.6         332.4      60.9        2,118.1
                                                    =====        =====      =====        =====       ====        =======

INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Nine months ended September 30, 2005 and 2004 (unaudited)
(in millions of dollars, unless otherwise indicated)

11- MODIFICATION TO THE GUARANTEES, COMMITMENTS AND CONTINGENCIES

COVERAGE
In the management of its operations, the Company must sometimes cover certain defaults of credit or payment conditions.

During 2005, the Company issued irrevocable letters of credit containing automatic annual renewal clauses. One of these new coverages will terminate in April 2007 and the others have no specific termination date. The total amount of these new coverages represents a maximum amount of $2.2.

12- SUBSEQUENT EVENT

In May 2005, the Company made a commitment to its clients to ensure the liquidity of their investments in two hedge funds managed by Norshield Financial Group (Norshield).

As at September 30, 2005 the Company held, either directly or by its clients, an investment of $77.9 in the hedge funds managed by Norshield. After the end of the third quarter, the Company decided to transfer all amounts invested by its clients in the funds managed by Norshield to another manager, the impact of which was to increase the Company's direct holdings in the two Norshield hedge funds to $77.9.

In light of the observations contained in the report tabled November 17, 2005 at the Ontario Superior Court of Justice by RSM Richter Inc. in its capacity as the court-appointed receiver of the Norshield Companies, the Company announced on November 18, 2005 the posting of an additional $64.9 provision ($43.4 after tax) with respect to its investment in Norshield. This provision, added to that of $13.0 ($8.7 after tax) accounted for as of September 30, 2005 and announced on November 2, 2005, as part of the initial tabling of the Company's financial statements as at September 30, 2005, brings the Company's total provision in Norshield to $77.9 ($52.1 after tax), which corresponds to its entire investment in Norshield.

Under securities regulations and generally accepted accounting principles, as part of a take-over bid containing a share issue, the financial statements must be updated when events related to items included in the financial statements, and affecting the estimates involved in the preparation of financial statements, occur subsequent to the financial statements date. This update leads to a restatement of the financial statements. Therefore, the Company has restated its financial statements as of September 30, 2005 in order to take into account the additional provision of $64.9 ($43.4 after tax) with respect to its investment in Norshield.

13- COMPARATIVE FIGURES

Certain comparative figures have been reclassified to comply with the current year's presentation.